Promissory Note
                            (Fixed Rate - Closed End)



NEBO Products, Inc.                               Lender: Feather River Trust
12382 Gateway Parkplace #300                               161 South 800 West
Draper, UT 84020                                             Lindon, UT 84042
801-495-2150 (p)
801-495-2151 (f)                                                Date: 2/15/01



--------------------------- -------------------------- -------------------------- --------------------------- ----------------------
MONTHLY                     FINANCE CHARGE             AMOUNT FINANCED            TOTAL OF  PAYMENTS
PERCENTAGE                  The dollar amount the      The amount of credit       The amount I will have
RATE                        credit will cost me.       provided to me or on my    paid after I have made
                                                       behalf.                    all payments as scheduled.


2%                          $9,000                     $75,000.00                 $84,000
--------------------------- -------------------------- -------------------------- --------------------------- ----------------------


Would you like to receive an itemization of the Amount Financed.
__ I want an itemization.           __ I do not want an itemization.


--------------------------- ------------------------------------------------ -------------------------------------------------------
Number of Payments          Amount of Payments                               When Payments Are Due
--------------------------- ------------------------------------------------ -------------------------------------------------------
6                           $1,500                                           On the 4th day of each month starting March 4, 2001
                                                                             until August 4, 2001
--------------------------- ------------------------------------------------ -------------------------------------------------------
1 balloon                   $75,000                                          August 4, 2001
--------------------------- ------------------------------------------------ -------------------------------------------------------




The Undersigned promises to pay sum of eighty four thousand dollars and zero cents, ($84,000).

The payment shall consist of 6 payments of $1,500 dollars on the 4th day of each month starting March 4, 2001 and continuing until August 4, 2001 with one balloon payment of $75,000 on August 4, 2001.

Prepayment:  There will be no penalty for balances paid off early.

Any check returned unpaid will incur a charge of $20.00.

Included: Option of 5,000 shares at $1.25 per share to be exercised in 5 years of the contracted date. Also include is 1,800 of NEBO Products, Inc shares per month of the note until this note is paid in full or expires. Shares will be issued four months after the date of this note.

If this note is not paid when due, the undersigned promises to pay, in addition, all costs of collection and reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.


On the happening to or by any maker of any of the following events, this note and all other obligations, direct or contingent, of any such maker or endorser hereof to payee shall become due and payable immediately, without demand or notice: failure to make any payment within 10 days of the date due; making of any misrepresentation to the payee for the purpose of obtaining credit or an extension of credit; any assignment for the benefit of creditors; voluntary or involuntary application for, or appointment of, a receiver; filing a voluntary or involuntary petition under any of the provisions of the payee, the undersigned's financial responsibility shall become impaired or unsatisfactory to the payee.


Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, consents to the acceptance of security, if any, for this note, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.


This Promissory Note is the final expression of the terms and conditions of this loan transaction between NEBO Products, Inc. and Feather River Trust. This written agreement may not be contradicted by evidence or any oral agreement.


Executed on 2/16/01, at S.L.C., Utah.




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Phone  801-495-2150
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